UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 10, 2024

North Haven Private Income Fund LLC

(Exact name of Registrant as Specified in Its Charter)

Delaware	814-01489	87-4562172
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1585 Broadway, New York, NY   10036

(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code: (212) 761-4000

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b- 2 of the Securities Exchange Act of 1934.

☒ Emerging growth company

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Item 1.01	Entry into a Material Definitive Agreement.

Amendment to CBNA Funding Facility

On July 10, 2024, PIF Financing II SPV LLC (“Financing II SPV”), a Delaware limited liability company and a wholly owned subsidiary of North Haven Private Income Fund LLC (the “Company”), entered into an amendment (the “CBNA Facility Amendment”) to that certain Loan and Security Agreement, dated as of September 12, 2023 (as amended and together with the various supporting documentation, the “CBNA Funding Facility”), by and among Financing II SPV, as the borrower, Citizens Bank, N.A. (“CBNA”), as the facility agent, the lenders party thereto (collectively, the “Lenders”), the Company, as the servicer, equityholder and transferor, and State Street Bank and Trust Company, as collateral agent, account bank and collateral custodian. The CBNA Facility Amendment, among other things, (i) increased the borrowing capacity under the CBNA Funding Facility from $235 million to $375 million, (ii) removed the Term SOFR adjustment of 0.1% on borrowings, (iii) decreased the facility margin from 2.75% to 2.25%, (iv) extended the reinvestment period and maturity date to July 10, 2027 and July 10, 2029, respectively and (v) provided for certain payment of an annualized fee on the increase in commitments and extension of the reinvestment period. The other material terms of the CBNA Funding Facility remain unchanged. Borrowings under the CBNA Funding Facility are subject to various covenants under the related agreements as well as the leverage restrictions contained in the Investment Company Act of 1940, as amended (the “1940 Act”).

The description above is only a summary of the material provisions of the CBNA Facility Amendment and is qualified in its entirety by reference to the copy of the CBNA Facility Amendment, which is filed as Exhibit 10.1 to this current report on Form 8-K and incorporated by reference herein.

Amendment to Wells Funding Facility

On July 12, 2024, PIF Financing SPV LLC (“PIF LLC”), a Delaware limited liability company and a wholly owned subsidiary of the Company, entered into an amendment (the “Third WF Amendment”) to that certain Loan and Servicing Agreement, initially dated as of June 29, 2022 (as amended, the “Wells Funding Facility”), by and among PIF LLC, as the borrower, the Company, as the equityholder and servicer, State Street Bank and Trust Company, as collateral agent and as collateral custodian, Wells Fargo Bank, National Association, as administrative agent and swingline lender, and each of the conduit lenders, institutional lenders, and lender agents from time to time party thereto. The Third WF Amendment, among other things, (i) increases the maximum borrowing capacity under the Wells Funding Facility up to $900 million, (ii) extends the reinvestment period to July 12, 2027 and maturity date to July 12, 2029, (iii) adds Australian Dollars as an eligible currency, (iv) adds a swingline facility in an amount of up to $75 million, (v) decreases the facility margin from 2.75% to 2.25% and (vi) provided for certain payment of an annualized fee on the increase in commitments and extension of the reinvestment period. The other material terms of the Wells Funding Facility remain unchanged. Borrowings under the Wells Funding Facility are subject to various covenants under the related agreements as well as the leverage restrictions contained in the 1940 Act.

The description above is only a summary of the material provisions of the Third WF Amendment and is qualified in its entirety by reference to the copy of the Third WF Amendment, which is filed as Exhibit 10.2 to this current report on Form 8-K and incorporated by reference herein.

Amendment to JPM Facility

On July 15, 2024, following the consummation of the Merger (as defined below) and the Company becoming party to and assuming (as described in Item 2.01 below) SLIC’s obligations under the Amended and Restated Loan and Security Agreement, initially dated as of November 24, 2021 (as amended, the “JPM Facility”), among SLIC Financing SPV LLC, as borrower and, as of the consummation of the Merger, a wholly-owned subsidiary of the Company (“SLIC Financing SPV”), the Company, as successor by merger to SLIC, as parent and servicer and a pledgor, U.S. Bank National Association, as collateral agent, collateral administrator and securities intermediary, JP Morgan Chase Bank, N.A., as administrative agent (“JPM”), the lenders party thereto, and the issuing banks party thereto, SLIC Financing SPV entered into an amendment (the “JPM Facility Amendment”). The JPM Facility Amendment, among other things, (i) extends the reinvestment period to July 15, 2027, (ii) extends the scheduled termination date to July 15, 2029, (iii) increases the maximum borrowing capacity from $900 million to $1.2 billion, (iv) decreases of the applicable margin for each applicable reference rate from 2.475% to 2.25% (plus any applicable spread adjustment), (v) adds Australian Dollars as an eligible currency and (vi) provided for certain payment of an annualized fee on the increase in commitments and extension of the reinvestment period. The other material terms of the JPM Facility remain unchanged. Borrowings under the JPM Facility are subject to various covenants under the related agreements as well as the leverage restrictions contained in the 1940 Act.

The description above is only a summary of the material provisions of the JPM Facility Amendment and is qualified in its entirety by reference to the JPM Facility Amendment, a copy of which will be filed as an exhibit to the Company’s Quarterly Report on Form 10-Q for the quarter ended September 30, 2024.

Item 2.01	Completion of Acquisition or Disposition of Assets.

Acquisition of SL Investment Corp.

On July 15, 2024, North Haven Private Income Fund LLC, a Delaware limited liability company (the “Company”), completed its previously announced acquisition of SL Investment Corp., a Delaware corporation (“SLIC”), pursuant to that certain Agreement and Plan of Merger, dated as of May 28, 2024 (the “Merger Agreement”), by and among the Company, SLIC, Cobalt Merger Sub Inc., a wholly owned subsidiary of PIF (“Merger Sub”), and MS Capital Partners Adviser Inc. (“Adviser”). Pursuant to the Merger Agreement, Merger Sub was first merged with and into SLIC, with SLIC as the surviving corporation (the “Initial Merger”), and, immediately following the Initial Merger, SLIC was then merged with and into the Company, with the Company as the surviving company (the Initial Merger and the subsequent merger, collectively, the “Merger”).

In accordance with the terms of the Merger Agreement, at the effective time of the Merger, each outstanding share of SLIC’s common stock, other than shares of SLIC’s common stock held by the Company, was converted into the right to receive an amount in cash equal to $20.59 per share, and SLIC was then merged with and into the Company for no consideration.

In connection with the closing of the Merger, the Company will pay an aggregate of $561.7 million to former common stockholders of SLIC pursuant to the terms of the Merger Agreement and for shares of SLIC common stock acquired by the Company pursuant to that certain Securities Purchase Agreement, dated as of May 24, 2024, by and between the Company and an investor in SLIC (the “SPA”). The purchase price per share of SLIC common stock in the SPA was equal to the price per share paid to former SLIC stockholders pursuant to the Merger Agreement plus an amount per share of SLIC common stock equal to the distributions on such shares of SLIC common stock with a record date after the date of the SPA and prior to closing of the Merger. The Company paid the purchase price under the Merger and the SPA using borrowings under its credit facilities and available cash.

As of July 15, 2024, SLIC had investments in 148 portfolio companies across 29 industries with an aggregate par value of approximately $1,222.6 million, which consisted of approximately 98.4% first lien debt investments, approximately 0.7% second lien debt investments and approximately 0.9% other securities, based on par value or, in the case of equity investments, cost. As of July 15, 2024, approximately 100% of the debt investments, based on par value, in SLIC’s portfolio were at floating rates. As of July 15, 2024, approximately 100% of SLIC’s total investment commitments were in private senior secured loans and equity investments. The top 10 issuers in SLIC's portfolio represented approximately 21.9% of the portfolio and the top 10 industries in SLIC's portfolio represented approximately 72.6% of the portfolio in each case based on par value.

The foregoing description of the Merger Agreement and the SPA is a summary only and is qualified in its entirety by reference to the full text of the Merger Agreement and the SPA, copies of which were filed by the Company as Exhibits 2.1 and 2.2, respectively, to its Current Report on Form 8-K filed on May 28, 2024, each of which is incorporated into this Item 2.01 by reference.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off Balance Sheet Arrangement of a Registrant.

Assumption of Credit Facility Obligations

On July 15, 2024, as a result of the consummation of the Merger, the Company became party to and assumed all of SLIC’s obligations under the JPM Facility, including borrowings of $558.1 million outstanding as of July 15, 2024.

Pursuant to the JPM Facility and following the JPM Facility Amendment described under Item 1.01 above, the lenders have agreed to extend credit to SLIC Financing SPV in an aggregate principal amount, as of July 15, 2024, of up to $1.2 billion at any one time outstanding, subject to the satisfaction of various conditions, including availability under the borrowing base, which is based on a loan collateral.

The JPM Facility is a revolving credit facility with, following the JPM Facility Amendment, a reinvestment period ending July 15, 2027 (or upon the occurrence of certain events as specified therein) and a final maturity date of July 15, 2029. Advances under the JPM Facility are available in U.S. dollars and other permitted currencies. As of July 15, 2024, the interest charged on the JPM Facility is based on SOFR, SONIA, EURIBOR or CORRA, as applicable (or, if SOFR is not available, a benchmark replacement or a “base rate” (which is the greater of a prime rate and the federal funds rate plus 0.50%), as applicable), plus a margin of 2.25% (plus any applicable spread adjustment).

The description above is only a summary of the material provisions of the JPM Facility and is qualified in its entirety by reference to the JPM Facility which is filed as Exhibits 10. 3 to this Current Report on Form 8-K and incorporated into this Item 2.03 by reference, and the JPM Facility Amendment, which will be filed as an exhibit to the Company’s Quarterly Report on Form 10-Q for the quarter ended September 30, 2024.

The information set forth in Item 1.01 is incorporated by reference into this Item 2.03

Item 7.01	Regulation FD Disclosure.

On July 15, 2024, PIF issued a press release announcing the entry into the Merger Agreement and Purchase Agreement. The press release is furnished herewith as Exhibit 99.1.

The information in Item 7.01 of this Current Report on Form 8-K, including Exhibit 99.1 furnished herewith, is being furnished and shall not be deemed “filed” for any purpose of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of such Section. The information in this Current Report on Form 8-K shall not be deemed to be incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 9.01	Financial Statements and Exhibits.

(a)	Financial Statements of Business Acquired

The financial statements of SLIC required to be provided herein are filed as Exhibits 99.2 and 99.3 and incorporated into this Item 9.01(a) by reference:

No supplemental financial information is required to be included in this Current Report on Form 8-K. The fees of the Company after giving effect to the Merger are unchanged. The acquisition of SLIC will not result in a material change in the Company’s investment portfolio due to investment restrictions, and there are no material differences in accounting policies of the Company when compared to SLIC.

(d)	Exhibits

EXHIBIT NUMBER

2.1	Agreement and Plan of Merger, by and among North Haven Private Income Fund LLC, SL Investment Corp., Cobalt Merger Sub Inc. and MS Capital Partners Adviser Inc., dated as of May 28, 2024 (Incorporated by reference to the Company’s Current Report on Form 8-K, filed on May 28, 2024 (File No. 814-01489))
2.2	Securities Purchase Agreement, by and among [***], North Haven Private Income Fund LLC and, solely for purposes of section 9 thereof, SL Investment Corp., dated as of May 24, 2024. (Incorporated by reference to the Company’s Current Report on Form 8-K, filed on May 28, 2024 (File No. 814-01489))
10.1*	Amendment No. 1 to Loan and Security Agreement, dated as of July 10, 2024, by and among PIF Financing II SPV LLC, as borrower, North Haven Private Income Fund LLC, as servicer and equityholder, Citizens Bank, N.A., as facility agent, the Lenders party thereto, and State Street Bank and Trust Company, as collateral agent.
10.2*	Third Amendment to Loan and Servicing Agreement, dated as of July 12, 2024, by and among by and among PIF Financing SPV LLC, as borrower, the conduit lenders and institutional lenders from time to time party thereto, as lenders, the lender agents from time to time party thereto, as lender agents, Wells Fargo Bank, National Association, as administrative agent, and North Haven Private Income Fund LLC, as equityholder and servicer.
10.3	Amended and Restated Loan and Security Agreement, dated as of June 3, 2021, by and among SLIC Financing SPV LLC, as the borrower, SL Investment Corp., as the parent and servicer, SL Investment Feeder Fund L.P. and SL Investment Feeder Fund GP Ltd., as pledgors, U.S. Bank National Association, as collateral agent, as collateral administrator and as securities intermediary, JPMorgan Chase Bank, National Association, as administrative agent, the lenders party thereto, and the issuing banks party thereto (Incorporated by reference to SL Investment Corp.’s Annual Report on Form 10-K, filed by SL Investment Corp. on March 21, 2022 (File No. 814-01366))
10.4	Amended and Restated Loan and Security Agreement, dated as of June 3, 2021, incorporating Amendments No. 1-3, among SLIC Financing SPV LLC, SL Investment Corp., SL Investment Feeder Fund L.P., SL Investment Feeder Fund GP Ltd., U.S. Bank National Association, as collateral agent, as collateral administrator and as securities intermediary, JPMorgan Chase Bank, National Association and the lenders party thereto (Incorporated by reference to SL Investment Corp.’s Quarterly Report on Form 10-Q, filed by SL Investment Corp. on August 10, 2022 (File No. 814-01366))
10.5	Amendment No. 4 to Amended and Restated Loan and Security Agreement, dated as of March 31, 2023, by and among SLIC Financing SPV LLC, as the borrower, SL Investment Corp., as the parent and servicer, SL Investment Feeder Fund L.P. and SL Investment Feeder Fund GP Ltd., as pledgors, U.S. Bank National Association, as collateral agent, as collateral administrator and as securities intermediary, JPMorgan Chase Bank, National Association, as administrative agent, the lenders party thereto, and the issuing banks party thereto.(Incorporated by reference to SL Investment Corp.’s Current Report on Form 8-K, filed by SL Investment Corp. on April 4, 2023 (File No. 814-01366))
99.1	Press Release, dated July 15, 2024
99.2	Audited Consolidated Financial Statements of SL Investment Corp. as of December 31, 2023 and for the year ended December 31, 2023 (Incorporated by reference to SL Investment Corp.’s Annual Report on Form 10-K, filed by SL Investment Corp. on March 7, 2024 (File No. 814-01366))
99.3	Unaudited Consolidated Financial Statements of SL Investment Corp. as of March 31, 2024 and for the quarter ended March 31, 2024 (Incorporated by reference to SL Investment Corp.’s Quarterly Report on Form 10-Q, filed by SL Investment Corp. on May 14, 2024 (File No. 814-01366))
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

* Exhibits and schedules to this Exhibit have been omitted in accordance with Item 601(b)(2) of Regulation S-K. The registrant agrees to furnish supplementally a copy of all omitted exhibits and schedules to the SEC upon its request.

**Portions of this exhibit, marked by brackets, have been omitted pursuant to Item 601(b)(10)(iv) of Regulation S-K under the Securities Act of 1933, as amended, because they (i) are not material and (ii) are of the type that PIF treats as private or confidential. PIF undertakes to promptly provide an unredacted copy of this exhibit on a supplemental basis, if requested by the Securities and Exchange Commission or its staff.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NORTH HAVEN PRIVATE INCOME FUND LLC

Date: July 15, 2024	By:	/s/ Orit Mizrachi
	Name:	Orit Mizrachi
	Title:	Chief Operating Officer